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                                                                EXHIBIT NO. 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 27, 1998, appearing on page 21 of Daniel Industries, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.



PRICEWATERHOUSECOOPERS LLP

Houston, Texas
July 27, 1998